Exhibit 10.2

AMENDMENT NO. 1 TO AGREEMENT FOR PURCHASE AND SALE

FOR THE CROWN AMERICAN HOTEL PORTFOLIO

AND JOINT ESCROW INSTRUCTIONS

This Amendment No. 1 to Agreement for Purchase and Sale for the Crown American Hotel Portfolio and Joint Escrow Instructions is dated as of July 29, 2004 (the “Amendment”) by and among Crown Hotel Holding Company, a Delaware corporation (“Holdings”), Crown Hotel Partners, a Pennsylvania limited partnership (“CHP”), Crown American Associates, a Pennsylvania business trust (“CAA”), Maryland Motel Management, Inc., a Maryland corporation (“MMM”), Crown Hotel Investments, L.P., a Delaware limited partnership (“CHI”, and, together with Holdings, CHP, CAA and MMM, the “Sellers”), and AP/APMC Partners, LLC, a Delaware limited liability company (“Buyer”). All capitalized terms used herein and not otherwise defined shall have the respective meaning assigned thereto in the Purchase Agreement (as defined below).

WHEREAS, Buyer and Sellers are parties to that certain Agreement for Purchase and Sale for the Crown American Hotel Portfolio and Joint Escrow Instructions, dated as of April 16, 2004, as modified by that certain Consent and Agreement under Agreement for Purchase and Sale for the Crown American Hotel Portfolio and Joint Escrow Instructions and under Capital Expense Reimbursement Agreement, dated as of June 30, 2004, among the same parties (as so modified, the “Purchase Agreement”).

WHEREAS, the parties to the Purchase Agreement desire to amend the Purchase Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises, and for good and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 3.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“3.1 Purchase Price. The Purchase Price shall be the sum of (A) $138,500,000 in cash, and (B) Breakage Costs not in excess of $1,420,000 in the aggregate, which Purchase Price shall be subject to credits, prorations and other adjustments as provided in Sections 8 and 11.”

2. Schedule 3.2 to the Purchase Agreement is hereby amended and restated in its entirety as set forth in Attachment A hereto.

3. Except as amended hereby, the Purchase Agreement shall remain unchanged and in full force and effect.

4. This Amendment may be executed in multiple counterparts and by facsimile, each of which, when executed and delivered to the other party, shall be deemed an original and all of which together shall be deemed one and the same instrument.

* * *

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered, each by its own representative thereunto duly authorized, as of the date first above written.

SELLERS:	CROWN HOTEL HOLDING COMPANY, a Delaware corporation

By:
Name:
Title:

CROWN HOTEL PARTNERS, a Pennsylvania limited partnership

	By:	Crown Hospitality Holdings, Inc., a Delaware corporation and its general partner

By:
Name:
Title:

CROWN AMERICAN ASSOCIATES, a Pennsylvania business trust

By:
Name:
Title:

MARYLAND MOTEL MANAGEMENT, INC., a Maryland corporation

By:
Name:
Title:

CROWN HOTEL INVESTMENTS, L.P., a Delaware limited partnership

	By:	Crown American Hotels Company, a Pennsylvania corporation and its general partner

By:
Name:
Title:

BUYER:	AP/APMC PARTNERS, LLC, a Delaware limited liability company

	By:	AP/APMC-MM, LLC, its Manager

	By:	Kronus Property III, Inc., its Manager

By:
	Name:	Rick Koenigsberger
	Title:	Vice President